VANGUARD VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

Supplement dated October 18, 2021

to the

Prospectus dated May 1, 2021

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

I. Effective January 10, 2022, the following hereby amends, and to the extent inconsistent replaces, the corresponding fee in the ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES section in the prospectus.

	Maximum	Current

Base Contract Expenses[3] (as a percentage of average Accumulated Value)	0.20%	0.20%

3 The Annual mortality and expense risk charge will not be greater than 0.20%; however, the fee may be assessed at a lower rate for certain periods. The Administrative expense charge is 0.10%. Currently the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.20%.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.